UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05921

The Turkish Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	July 31, 2016

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

The Turkish Investment Fund, Inc.

Portfolio of Investments

Third Quarter Report

July 31, 2016 (unaudited)

	Shares	Value (000)
Common Stocks (95.8%)
Airlines (0.5%)
Pegasus Hava Tasimaciligi AS (a)	54,410	$212

Auto Components (2.1%)
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	381,549	921

Automobiles (4.3%)
Ford Otomotiv Sanayi AS	170,711	1,859

Banks (26.5%)
Akbank TAS	2,263,203	5,833
Turkiye Garanti Bankasi AS	1,203,860	2,954
Turkiye Sinai Kalkinma Bankasi AS	6,189,668	2,714
		11,501
Beverages (3.7%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	237,573	1,610

Building Products (2.8%)
Trakya Cam Sanayii AS	1,485,221	1,218

Commercial Services & Supplies (4.1%)
Adel Kalemcilik Ticaret ve Sanayi AS	306,108	1,779

Construction Materials (1.4%)
Akcansa Cimento AS	136,286	607

Diversified Financial Services (2.7%)
Haci Omer Sabanci Holding AS	390,191	1,164

Food Products (9.6%)
Tat Gida Sanayi AS	1,182,255	2,038
Ulker Biskuvi Sanayi AS	322,707	2,136
		4,174
Household Durables (8.3%)
Arcelik AS	531,408	3,632

Industrial Conglomerates (4.4%)
Turkiye Sise ve Cam Fabrikalari AS	1,694,387	1,906

Insurance (5.1%)
Anadolu Hayat Emeklilik AS	491,139	824
AvivaSA Emeklilik ve Hayat AS	218,943	1,381
		2,205
Machinery (4.4%)
Turk Traktor ve Ziraat Makineleri AS	68,889	1,923

Oil, Gas & Consumable Fuels (7.6%)
Tupras Turkiye Petrol Rafinerileri AS	153,794	3,287

Textiles, Apparel & Luxury Goods (0.6%)
Yunsa Yunlu Sanayi VE Ticare AS	323,133	262

Wireless Telecommunication Services (7.7%)
Turkcell Iletisim Hizmetleri AS (a)	964,598	3,345
Total Common Stocks (Cost $45,090)		41,605
Short-Term Investment (4.5%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (b) (Cost $1,964)	1,964,161	1,964
Total Investments (100.3%) (Cost $47,054) (c)		43,569
Liabilities in Excess of Other Assets (-0.3%)		(140)
Net Assets (100.0%)		$43,429

(a)                                 Non-income producing security.

(b)                                 The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended July 31, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Fund’s investment in the Liquidity Funds.

(c)                                  At July 31, 2016, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $3,717,000 and the aggregate gross unrealized depreciation is approximately $7,202,000 resulting in net unrealized depreciation of approximately $3,485,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.4%
Banks	26.4
Food Products	9.6
Household Durables	8.3
Wireless Telecommunication Services	7.7
Oil, Gas & Consumable Fuels	7.5
Insurance	5.1
Total Investments	100.0%

*            Industries and/or investment types representing less than 5% of total investments.

The Turkish Investment Fund, Inc.

Notes to the Portfolio of Investments • July 31, 2016 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$212	$—	$—	$212
Auto Components	921	—	—	921
Automobiles	1,859	—	—	1,859
Banks	11,501	—	—	11,501
Beverages	1,610	—	—	1,610
Building Products	1,218	—	—	1,218
Commercial Services & Supplies	1,779	—	—	1,779
Construction Materials	607	—	—	607
Diversified Financial Services	1,164	—	—	1,164
Food Products	4,174	—	—	4,174
Household Durables	3,632	—	—	3,632
Industrial Conglomerates	1,906	—	—	1,906
Insurance	2,205	—	—	2,205
Machinery	1,923	—	—	1,923
Oil, Gas & Consumable Fuels	3,287	—	—	3,287
Textiles, Apparel & Luxury Goods	262	—	—	262
Wireless Telecommunication Services	3,345	—	—	3,345
Total Common Stocks	41,605	—	—	41,605
Short-Term Investment
Investment Company	1,964	—	—	1,964
Total Assets	$43,569	$—	$—	$43,569

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of July 31, 2016, the Fund did not have any investments transfer between investment levels.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
September 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
September 22, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 22, 2016